                                                                 EXHIBIT 10.6(b)

                                                         [EXECUTION COUNTERPART]




                      AMENDMENT NO. 1 TO CREDIT AGREEMENT

  AMENDMENT NO. 1 TO CREDIT AGREEMENT dated as of March 24, 1998, between between MEDIACOM Southeast LLC, a Delaware limited liability company (the "Borrower"); each of the lenders that is a signatory hereto identified under the
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caption "LENDERS" on the signature pages hereto (each, individually, a "Lender"
                                                                        ------
and, collectively, the "Lenders"); and THE CHASE MANHATTAN BANK, as
                        -------
administrative agent for the Lenders (in such capacity, the "Administrative
                                                             --------------
Agent").
-----

  The Borrower, the Lenders and the Administrative Agent are party to a Credit Agreement dated as of January 23, 1998 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"), providing, subject to
                                       ----------------
the terms and conditions thereof, for extensions of credit in an aggregate principal amount up to but not exceeding $225,000,000 (which may, in certain circumstances, be increased to $275,000,000). The Borrower, the Lenders and the Administrative wish to increase the Revolving Credit Commitments thereunder from $140,000,000 to $165,000,000, redesignate a portion of the Term Loans outstanding thereunder as Revolving Credit Loans and amend the Credit Agreement in certain other respects, and accordingly, the parties hereto hereby agree as follows:

  Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 1,
              -----------
terms defined in the Credit Agreement are used herein as defined therein.

  Section 2.  Amendments.  Subject to the satisfaction of the conditions
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precedent specified in Section 4 below, but effective as of the date hereof, the
Credit Agreement shall be amended as follows:

  2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

  2.02. Section 1.01 of the Credit Agreement shall be amended by adding the following new definitions (to the extent not already included in said Section 1.01) and inserting the same in the appropriate alphabetical locations and amending in their entirety the following definitions (to the extent already included in said Section 1.01), as follows:
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                                      -2-


        "Amendment No. 1" shall mean Amendment No. 1 hereto dated as of March
         ---------------
     24, 1998 between the Borrower, the Lenders and the Administrative Agent.

        "Amendment No. 1 Effective Date" shall mean the date upon which the
         ------------------------------
     amendments provided for in Section 2 of Amendment No. 1 hereto shall become effective.

        "Revolving Credit Commitment" shall mean, as to each Revolving Credit
         ---------------------------
     Lender, the obligation of such Lender to make Revolving Credit Loans, and to issue or participate in Letters of Credit pursuant to Section 2.03 hereof, in an aggregate principal amount at any one time outstanding up to but not exceeding the amount set forth opposite the name of such Lender on
     Schedule 1 to Amendment No. 1 or, in the case of a Person that becomes a Revolving Credit Lender pursuant to an assignment permitted under Section 11.06(b) hereof, as specified in the respective instrument of assignment pursuant to which such assignment is effected (as the same may be reduced from time to time pursuant to Section 2.04 or 2.10 hereof, or increased or reduced in connection with any assignment pursuant to Section 11.06(b) hereof). The original aggregate principal amount of the Revolving Credit Commitments (after giving effect to Amendment No. 1) is $165,000,000.

        "Senior Notes" shall mean, collectively, senior notes in an aggregate principal amount up to $225,000,000 to be issued by Mediacom after the Closing Date, including any notes issued by Mediacom in exchange for such senior notes.

  2.03. Section 2.01 of the Credit Agreement is hereby amended by inserting a new paragraph (e) at the end thereof to read as follows:

        "(e) Amendment No. 1 Effective Date.  On the Amendment No. 1
             ------------------------------
     Effective Date, outstanding Term Loans in an aggregate principal amount equal to $25,000,000 shall be automatically redesignated as Revolving Credit Loans hereunder."

  2.04. The schedule set forth in Section 2.04(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

        (A)                        (B)                   (C)
  Revolving Credit          Revolving Credit      Revolving Credit
Commitment Reduction       Commitments Reduced   Commitments Reduced
 Date Falling on or         by the Following      to the Following
     Nearest to:                Amounts:              Amounts:
--------------------       --------------------  --------------------

  March 31, 2001                $ 2,000,000          $163,000,000
  June 30, 2001                 $ 2,000,000          $161,000,000
  September 30, 2001            $ 2,000,000          $159,000,000
  December 31, 2001             $ 2,000,000          $157,000,000

  March 31, 2002                $ 4,000,000          $153,000,000
  June 30, 2002                 $ 4,000,000          $149,000,000
  September 30, 2002            $ 4,000,000          $145,000,000
  December 31, 2002             $ 4,000,000          $141,000,000

  March 31, 2003                $ 6,500,000          $134,500,000
  June 30, 2003                 $ 6,500,000          $128,000,000
  September 30, 2003            $ 6,500,000          $121,500,000
  December 31, 2003             $ 6,500,000          $115,000,000

  March 31, 2004                $ 8,500,000          $106,500,000
  June 30, 2004                 $ 8,500,000          $ 98,000,000
  September 30, 2004            $ 8,500,000          $ 89,500,000
  December 31, 2004             $ 8,500,000          $ 81,000,000

  March 31, 2005                $10,000,000          $ 71,000,000
  June 30, 2005                 $10,000,000          $ 61,000,000
  September 30, 2005            $10,000,000          $ 51,000,000
  December 31, 2005             $10,000,000          $ 41,000,000

  March 31, 2006                $20,500,000          $ 20,500,000
  June 30, 2006                 $20,500,000          $          0

  2.05. The schedule set forth in Section 3.01(b) of the Credit Agreement is hereby amended in its entirety to read as follows:

  Principal Payment Date              Amount of Installment ($)
  ----------------------              -------------------------

     March 31, 2001                         $  750,000
     June 30, 2001                          $  750,000
     September 30, 2001                     $  750,000
     December 31, 2001                      $  750,000

     March 31, 2002                         $1,375,000
     June 30, 2002                          $1,375,000
     September 30, 2002                     $1,375,000
     December 31, 2002                      $1,375,000

     March 31, 2003                         $2,250,000
     June 30, 2003                          $2,250,000
     September 30, 2003                     $2,250,000
     December 31, 2003                      $2,250,000

     March 31, 2004                         $3,000,000
     June 30, 2004                          $3,000,000
     September 30, 2004                     $3,000,000
     December 31, 2004                      $3,000,000

     March 31, 2005                         $3,750,000
     June 30, 2005                          $3,750,000
     September 30, 2005                     $3,750,000
     December 31, 2005                      $3,750,000

     March 31, 2006                         $7,750,000
     June 30, 2006                          $7,750,000

  Section 3.  Representations and Warranties.  The Borrower represents and
              ------------------------------
warrants to the Lenders that the representations and warranties set forth in
Section 7 of the Credit Agreement are true and complete on the date as if made on and as of the date hereof and (a) as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 1 and (b) as if each reference in said Section 7 to "the date hereof" or "the Closing Date" were a reference to the "Amendment No. 1 Effective Date".

  Section 4.  Conditions Precedent.  The effectiveness of the amendments set
              --------------------
forth in Section 2 above is subject to the condition that this Amendment No. 1 shall have been executed and delivered by the Borrower and each Lender (and Mediacom shall have executed and delivered its confirmation and consent provided for on the signature pages hereto) on or before April 15, 1998.

  Section 5.  Confirmation of Security.  The Borrower hereby confirms that the
              ------------------------
obligations of the Borrower under the Credit Agreement as amended by this Amendment No. 1 shall be entitled to the benefits of the collateral security provided for pursuant to the Security Agreement.

  Section 6.  Miscellaneous.  Except as herein provided, the Credit Agreement
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shall remain unchanged and in full force and effect.  This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered as of the day and year first above written.


                                        MEDIACOM SOUTHEAST LLC



                                        By________________________________
                                          Title:


                                      LENDERS
                                      -------


                                        THE CHASE MANHATTAN BANK



                                        By________________________________
                                          Title:


                                        BANK OF MONTREAL



                                        By________________________________
                                          Title:


                                        CREDIT SUISSE FIRST BOSTON



                                        By________________________________
                                          Title:



                                        By________________________________
                                          Title:

                                        CIBC INC.



                                        By________________________________
                                          Title:


                                        FIRST UNION NATIONAL BANK



                                        By________________________________
                                          Title:


                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By________________________________
                                          Title:


                                        MELLON BANK, N.A.



                                        By________________________________
                                          Title:


                                        ABN AMRO BANK N.V.



                                        By________________________________
                                          Title:



                                        By________________________________
                                          Title:

                                        FLEET NATIONAL BANK



                                        By________________________________
                                          Title:


                                        DRESDNER BANK AG, NEW YORK AND
                                          GRAND CAYMAN BRANCHES



                                        By________________________________
                                          Title:



                                        By________________________________
                                          Title:


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By________________________________
                                          Title:



                             ADMINISTRATIVE AGENT
                             --------------------


                                        THE CHASE MANHATTAN BANK, as
                                          Administrative Agent



                                        By________________________________
                                          Title:

  By its signature below, the undersigned hereby consents to the foregoing Amendment No. 1 and confirms that the obligations of the Borrower under said Credit Agreement as amended by said Amendment No. 1 shall constitute "Guaranteed Obligations" under the Guarantee and Pledge Agreement under and as defined in said Credit Agreement for all purposes of said Guarantee and Pledge Agreement.


                                        MEDIACOM LLC


                                        By:_____________________________
                                           Rocco B. Commisso, as Manager

                                                                      SCHEDULE 1
                                                              to Amendment No. 1


                          Revolving Credit Commitments
                          ----------------------------


                                                         Revolving
Lender                                                   Credit Commitment
------                                                   -----------------
The Chase Manhattan Bank                                 $19,800,000.00

Bank of Montreal                                         $17,600,000.00

Credit Suisse First Boston                               $17,600,000.00

CIBC, Inc.                                               $16,133,333.33

First Union National Bank                                $16,133,333.33

The First National Bank of Chicago                       $14,666,666.67

Mellon Bank, N.A.                                        $14,666,666.67

ABN AMRO Bank N.V.                                       $13,200,000.00

Fleet National Bank                                      $13,200,000.00

Dresdner Bank AG, New York and Grand                     $11,000,000.00
Cayman Branches

PNC Bank, National Association                           $11,000,000.00